Exhibit 99.2 Sale of Legacy U.S. Direct Lending Business and Acquisition of First Heritage Credit Maximizing Shareholder Value While Accelerating CURO’s Leadership Position as a Full Spectrum Financial Services Provider in North America M A Y 1 9 , 2 0 2 2

D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as future financial and operational performance, including loan balances; adjusted pre-tax income; revenue, net revenue and revenue growth trends; operating expenses; pre-tax income and adjusted pre-tax income; adjusted earnings per share; adjusted EBITDA, portfolio balance and leverage; number of stores and employees; expectations about the strategic benefits of the transactions; balance sheet expectations; and expected timing of closing. In addition, words such as“guidance,”“estimate,”“anticipate,”“believe,”“forecast,”“step,”“plan,”“predict,”“focused,”“project,”“islikely,”“expect,”“intend,”“should,”“will,”“confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, the failure to complete the transactions; the failure to realize the anticipated benefits of the transactions; risks relating to the uncertainty of projected financial information; the effects of competition on the combinedcompany’s future business; our ability to attract and retain customers across all of our markets and products; financial, political and legal conditions; actions of regulators and the negative impact of those actions on our business; the future impact of COVID-19 pandemic or any other global event on our business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses, including Flexiti, Heights Finance and First Heritage Credit; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judgingcustomers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. Our determination of the provision for loan losses involves judgments that are inherently forward-looking. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain“non-GAAP financialmeasures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted Pre-Tax Income, (Income from continuing operations before income taxes minus certain non-cash and other adjusting items); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Adjusted operating expenses (Operating expenses plus or minus certain cash and non-cash items); Non-recourse debt (Debt related to funding loans); Recourse debt (Debt not related to funding loans); Recourse adjusted EBITDA (Adjusted EBITDA with addbacks for funding related interest expense); and Recurring OpEx (Operating expenses excluding certain non-cash and other adjusting items). Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in theCompany’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Refer to slide 22 and our recently filed Financial Information for reconciliation of non-GAAP metrics to the closest comparable GAAP metrics. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners. 2

U.S. Direct Lending BEFORE SALE AND ACQUISITION AFTER SALE AND ACQUISTION Branches 563 Branches 509 Employees 3,400 Employees 2,100 1 2 Loan Balances $683M Loan Balances $700M+ 1 Gross combined loan receivables balances as of 3/31/22 2 Projected balances at deal close 3

Sale of Legacy U.S. Direct Pro-Forma – Lending Business nearly half of CURO’s U.S. CURO has entered into a definitive agreement to sell our legacy U.S. Direct Lending business to Community Choice Loan Balances Financial have APRs 36% Sale includes 160 U.S. stores and online operations under the 1 and below brands Speedy Cash, Rapid Cash and Avio Credit CURO U.S. Direct Lending will consist of Heights Finance, First Heritage Credit, Revolve and FirstPhase credit card products post-sale Complete Exit From Valuation: Total Enterprise Value of $345 million U.S. Single-Pay Loans • $310 million cash consideration at close • $35 million cash consideration payable over 12 months Eliminates reliance on following the close Higher-APR Credit Products Expected closing within 45 days after customary license transition 4

CUSTOMER PROFILE Acquisition of First $40K Annual Income Heritage Credit Similar retail model and product set to Heights Finance and will roll up under Heights leadership 621 Avg. FICO Score Total enterprise value of $140M 60%+ Homeowners • 100% cash consideration; 5.4x 2022E adjusted pre-tax income; attractive entry point given the Heights Finance acquisition at 6.5x 2022E adjusted pre-tax income Operates 106 branches across 5 states in the South 5 Yrs Residence Verification • Alabama (10), Louisiana (23), Mississippi (40), South Carolina (13) and Tennessee (20) • Originates new loans through its branch network, sales finance partnership and live check campaigns 5 Yrs Established Credit History Core credit products include: • Personal Loans • Small to medium loans originated directly to the consumer • 18 – 36 month terms • Multiple channels of origination of First Heritage • $1,000 - $5,000 loan sizes Nearly Loan Balances 36% 1 ~$250+ Million 2022E Gross Loan Balances APR and below 2 ~$26 Million 2022E Adjusted Pre-Tax Income Half 1 Loan balances represent pre-allowance net finance receivables projected as of 12/31/2022 2 Projected financials for fiscal year ended December 31, 2022.. 5

Advancing Our Long-Term Strategy 2018 2021 2021 2022 2022 Expansion of Canada Acquisition of Flexiti Acquisition of Sale of Legacy U.S. Acquisition of First Direct Lending Business Heights Direct Lending Heritage Credit Adds POS financing Business Geographic and product capabilities in Accelerates migration Expands <36% APR expansion, developing Canada to longer-term, Accelerates transition lending capabilities, non-prime customer higher balance, lower from and reduces adding strategic new base rate credit products exposure to high APR geographies loan products 1 Combined Gross Loan Balances Lending Yield NCO Rates 200% $1,685 $1,595 180% 160% 140% 120% $926 100% $806 $763 $743 $731 $677 $652 80% $617 $615 $620 $598 $537 $490 $491 60% $426 40% 20% 0% Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Pro-Forma 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs ($ in millions). Please see appendix, slide 22, for reconciliation 6

Recap of the Transactions 2 LEGACY U.S. DIRECT LENDING ACQUISITION OF FIRST HERITAGE CREDIT 1 Sold Business Details 3/31/22 TTM $ Millions $ Millions Loan Balances $217 Loan Balances ~$250+ Non-Recourse Debt 50 Revenue $107 Revenue $500 Net Revenue 90 Net Revenue 329 Operating Expenses 213 Operating Expenses 64 Adjusted EBITDA 116 Pre-tax Income 26 Adjusted Pre-tax Income 102 Stores 106 Stores 160 Employees 450 Employees 1,750 1 TTM March 2022 adjusted pro forma for Corporate and other cost synergies 2 Full-year 2022 Estimated 7

2022 and 2023 Outlook Recap 1 $ Millions (except AEPS) 2022E 2023E Revenue $950 – $1,050 $1,100 – $1,325 Adjusted Pre-tax Income $12 – $17 $115 – $140 Adjusted EPS $0.22 – $0.28 $2.00 – $2.40 8

Strategic Substantially reduces CURO’s CURO eliminates volatile, high-APR regulatory and reputational risk and higher credit risk loans profile Benefits of the Transaction Sale of Legacy U.S. Direct Lending Business Greatly reduces business complexity Advances CURO’s strategic journey and makes CURO more accessible to to higher-quality products and a greater number of capital markets borrowers with larger addressable participants, further reducing cost of market capital over the intermediate term Focuses capital resources on higher- Simplifies and improves growth, durable business lines predictability of business results 9

“Bolt-on,” low-risk acquisition that Strategic complements our December 2021 Adds two new states: Louisiana acquisition of Heights Finance and and Mississippi further leverages Heights’ deep, Benefits of the experienced management team Transaction Acquisition of First Heritage Credit Similar growth and operating synergies playbook as Heights: Positions CURO’s U.S. • Digital customer acquisition and Direct Lending business servicing as a Top 5 lender in the • Combined cost and revenue synergies domestic near-prime • Centralized collections installment market • Centralized underwriting 10

CURO

Overview of CURO Now

CURO is a tech-enabled, omni-channel financial services company, providing financing products to a full spectrum of non-prime and near prime consumers in the U.S. and non-prime and prime consumers in Canada.

HIGHLY RECOGNIZED & EXPANDING PORTFOLIO OF BRANDS

HEIGHTS FINANCE
1st Heritage CREDIT
SOUTHERN FINANCE
Covington Credit
QUICK CREDIT
FIRSTPHASE
revolve FINANCE
opt+
LENDDIRECT
CASH MONEY
flexiti

BUSINESS OVERVIEW

U.S. Direct Lending

509 branches with expanded reach to near-prime consumers; Revolve mobile app-enabled virtual checking account with FDIC-insured deposits; launched a non-prime credit card, First Phase, in Q4 2021

Canada Direct Lending

Cash Money and LendDirect focus on non-prime open-end loans and payment protection insurance in 202 branches in 8 provinces and online in 7 provinces

Canada Point-of-Sale Lending

Flexiti, an emerging growth Canadian point-of-sale ("POS") / buy-now-pay-later ("BNPL") provider available through partnerships with nearly 8,000 retail locations and e-commerce sites

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Pro Forma Revenue Growth Trends 1 C O N T I N U I N G B U S I N E S S $1,210M $869M $545 $654M $578M $437 $519M $297 $362 $339 $256 $121 $35 $30 $35 $368 $311 $257 $228 $209 2019 2020 2021 2022E 2023E Canada Direct Lending Canada POS Lending U.S. (ex. sold business) S O L D L E G A C Y U . S . B U S I N E S S $909 $627 $500 $496 2019 2020 2021 3/31/22 TTM U.S. (sold business) 1 Assumes results of Flexiti, Heights Finance and First Heritage Credit in all periods presented 12

Pro Forma Loan Growth Trends 1 C O N T I N U I N G B U S I N E S S $3,405M $1,023 $2,397M $1,594M $909 $1,770 $1,190M $1,149M $708 $971 $652 $656 $459 $208 $191 $612 $517 $427 $330 $302 2019 2020 2021 2022E 2023E Canada Direct Lending Canada POS Lending U.S. (ex. sold business) S O L D L E G A C Y U . S . B U S I N E S S $440 $241 $230 $217 2019 2020 2021 3/31/22 TTM U.S. (sold business) 1 Assumes results of Flexiti, Heights Finance and First Heritage Credit in all periods presented 13

U.S. Direct Lending P R O D U C T D E T A I L S L O A N B A L A N C E S $ 9 0 0 M + G R O W T H S T R A T E G Y 1 509 branches across 13 southern and Strong synergy potential through branch As % of Loan Balances – Illustrative midwestern states optimization, cost efficiencies and cross- selling opportunities Near Prime Loans Interest Revenue 46% - 48% Digitization of customer journey across • $1,000 - $10,000 larger footprint Ancillary Revenue • 18 - 60 month terms 5% - 7% • Secured or Unsecured Expand in-market branch presence and into new states to capitalize on the addition of Total Revenue 51% - 55% Non-Prime Loans millions of near-prime and non-prime customers • $250 - $1,500 Net Charge-Offs 11% - 13% • 5 - 12 month terms L O A N B A L A N C E S • Unsecured Operating Expenses 25% - 29% Customary opt-in insurance and other financial products Funding Costs as a % of debt balance 4.75% - 5% $1,023 $909 $708 Return on Assets % (Adj PTI/Avg Loan 7% - 10% Balances) 2021 2022E 2023E 1 Metric ranges have been normalized to account for pandemic- related impacts. 14

U.S. Direct Lending 403 Branches Geographic Footprint 11 STATES WI 21 IN 106 Branches IL 17 5 STATES 30 MO KY 19 18 TN OK 87 18 SC GA 71 22 Pro-Forma U.S. Direct MS AL 39 Lending Business 58 TX LA Features 509 Branches 86 23 Strategically Located Across 13 Southern and Midwestern States 15

Canada Direct Lending P R O D U C T D E T A I L S L O A N B A L A N C E S $ 5 0 0 M + G R O W T H S T R A T E G Y 1 As % of Loan Balances – Illustrative Continued execution of strong volume 202 branches across eight provinces growth as a leading financial services provider in Canada Interest Revenue 45% - 48% Digitization of customer journey Open-End Loans Ancillary Revenue 12% - 14% • Average APR of ~45% Cross-selling opportunities across complementary CURO products • 24 - 60 month terms Total Revenue 57% - 62% • Online and branch locations • $50 - $10,000 loan sizes L O A N B A L A N C E S Net Charge-Offs 15% - 19% Operating Expenses 18% - 22% Offers payment protection insurance $612 Funding Costs as a % of debt balance 3 Mo. CDOR $517 $427 + 6.0% Return on Assets % (Adj PTI/Avg Loan 16% - 20% Balances) 2021 2022E 2023E 1 Metric ranges have been normalized to account for pandemic- related impacts. 16

Canada Point-of-Sale L O A N B A L A N C E S $ 1 , 0 0 0 M + P R O D U C T D E T A I L S G R O W T H S T R A T E G Y 1 As % of Loan Balances - Illustrative Big-ticket item POS financing Strong cross-sell opportunities across Interest Revenue 17% - 21% CURO’s range of products $1,750 average transaction size Ancillary Revenue 2% - 3% Addition of new merchant partners into Revolving credit line for in-network at the Flexiti network Total Revenue 19% - 24% nearly 8,000 locations across merchant partners Expansion into non-prime product to Net Charge-Offs 4% - 5% provide incremental volume Deferred payment option with terms Operating Expenses 11% - 12% ranging from 3 to 24 months L O A N B A L A N C E S 3 Mo. CDOR Funding Costs as a % of debt balance + 4.4% $1,770 Return on Assets % (Adj PTI/Avg Loan $971 4% - 6% Balances) $459 1 Metric ranges have been normalized to account for pandemic- related impacts. 2021 2022E 2023E 17

ADJUSTED OPERATING EXPENSES CURO Expected to Have a Adj. OpEx ($ in millions) as % of Revenue Well-Capitalized Balance 51% 48% 44% 40% 39% 36% Sheet, with Clear Path to De-Leveraging $492 $487 $412 $418 $404 $371 CURO’s transition with the sale of the legacy U.S. direct lending business and acquisition of First Heritage Credit positions the company favorably for a strong, well- 2018A 2019A 2020A 2021A 2022E 2023E capitalized balance sheet. • Improved portfolio credit profile and customer base to generate higher-quality earnings • Streamlined business model focused on higher- balance, lower rate, and longer-term credit products 1 PORTFOLIO BALANCE & LEVERAGE will scale positively over time, providing ample runway to pay down debt and reduce variable Gross Loans Receivable, Combined ($ in millions) Recourse Debt / Recourse Adj. EBITDA expenses 8.9x 7.5x 4.5x 4.0x 3.2x 2.8x $3,405 $2,397 Total pro forma liquidity of over $1,595 $300M comprised of unrestricted cash $652 $598 $743 and undrawn capacity on revolving 2018A 2019A 2020A 2021A 2022E 2023E credit facilities and borrowing base levels 18

2022 Earnings Outlook Canada Canada US Direct Point Direct Centralized/ $ Millions 1 Lending of Sale Lending Total Shared Services Total CURO (except AEPS) 2 0 2 2 O U T L O O K $ Millions, except AEPS Revenue $311 $121 $577 $1,009 $1,009 Net Revenue $207 $69 $409 $685 $685 Revenue $950 – $1,050 Recurring OpEx $101 $49 $281 $431 $56 $487 Adjusted Adjusted Pre- tax $12 – $17 $106 $20 $127 $253 ($56) $197 EBITDA Income Adjusted Pre- $85 ($21) $92 $156 ($141) $15 tax Income Adjusted $0.22 – $0.28 EPS Adjusted EPS $0.26 Loan Balances $517 $971 $909 $2,397 $2,397 1 Costs of Centralized Functions (e.g., IT, HR, Legal, Finance, etc.) and interest on Senior Notes that are not allocated to the operating business segments. 19

2023 Earnings Outlook Canada Canada US Direct Point Direct Centralized/ $ Millions 1 Lending of Sale Lending Total Shared Services Total CURO (except AEPS) 2 0 2 3 O U T L O O K $ Millions, except AEPS Revenue $368 $297 $545 $1,210 $1,210 Net Revenue $243 $182 $403 $828 $828 Revenue $1,100 – $1,325 Recurring OpEx $110 $65 $256 $431 $60 $491 Adjusted Adjusted Pre-tax $115 – $140 $133 $116 $147 $396 ($60) $336 EBITDA Income Adjusted Pre- $116 $47 $111 $274 ($147) $127 tax Income Adjusted $2.00 – $2.40 EPS Adjusted EPS $2.21 Loan Balances $612 $1,770 $1,023 $3,405 $3,405 1 Costs of Centralized Functions (e.g., IT, HR, Legal, Finance, etc.) and interest on Senior Notes that are not allocated to the operating business segments. Note: Amounts above do not reflect contemplated adjustments related to the Current Expected Credit Loss standard in Topic 326 under U.S. GAAP, which the Company will adopt on January 1, 2023 20

Appendix 21

Historical Gross Combined Loan Receivables ($Millions) 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Company-owned gross loans $369.3 $420.6 $537.8 $571.5 $553.2 $609.6 $657.6 $665.8 $564.4 receivable Gross loans receivable 57.1 69.2 78.8 80.4 61.9 67.3 73.1 $76.7 $55.9 guaranteed by the Company Gross combined loans receivable $426.4 $489.8 $616.6 $651.9 $615.1 $676.9 $730.7 $742.5 $620.3 ($Millions) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Company-owned gross loans $456.5 $497.4 $553.7 $731.0 $769.3 $882.4 $1,548.3 $1,628.6 receivable Gross loans receivable $34.1 $39.8 $44.1 $32.4 $37.1 $43.4 $46.3 $44.4 guaranteed by the Company Gross combined loans receivable $490.6 $537.2 $597.8 $763.4 $806.4 $925.8 $1,594.6 $1,673.0 The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender. 22